UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 26, 2010 (August 23, 2010)

NORFOLK SOUTHERN CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

See description under Item 2.03

Item 2.03.    Creation of a Direct Financial Obligation of a Registrant

On August 26, 2010, the Registrant completed its offering of $250,000,000 aggregate principal amount of its 6% Senior Notes due 2105 (the "Notes") pursuant to an Underwriting Agreement (the "Agreement") between the Registrant and Goldman, Sachs & Co., as representative of several underwriters.  The Notes were sold pursuant to the Registrant's Automatic Shelf Registration Statement on Form S-3 (File No. 333-158240).  The Agreement is filed herewith as Exhibit 1.1.

The Notes were issued pursuant to an Indenture, dated as of January 15, 1991 (the "Base Indenture"), as amended by the Second Supplemental Indenture, dated as of April 26, 1999 (as so amended, the "Amended Base Indenture"), and as supplemented by the Ninth Supplemental Indenture, dated as of March 11, 2005 (the "Ninth Supplemental Indenture") and the Twelfth Supplemental Indenture, dated as of August 26, 2010 (the "Twelfth Supplemental Indenture") (the Amended Base Indenture, as so supplemented by the Ninth Supplemental Indenture and the Twelfth Supplemental Indenture, the "Indenture"), between the Registrant and U.S. Bank Trust National Association, formerly known as First Trust of New York National Association, as successor trustee to Morgan Guaranty Trust Company of New York. On March 11, 2005, the Registrant issued $300,000,000 principal amount of its 6% senior notes due 2015 pursuant to the Ninth Supplemental indenture (the "Prior Notes"). The Notes offered pursuant to the Agreement are additional notes of the same series as the Prior Notes under the Indenture.

The Notes will pay interest semiannually at a rate of 6% per annum and will be redeemable, in whole or in part, at the Registrant's option, at any time and from time to time, at a redemption price payable in cash equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus in each case accrued and unpaid interest, if any, to, but not including, the redemption date.  The Indenture contains negative covenants and events of default that are consistent with the provisions of the Registrant's existing indentures. The Ninth Supplemental Indenture and the Twelfth Supplemental Indenture are filed herewith as Exhibits 4.1 and 4.2 and the description of the Indenture contained herein is qualified by reference thereto.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

               The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of August 23, 2010.

4.1	Ninth Supplemental Indenture, dated as of March 11, 2005,
between the Registrant and U.S. Bank Trust National Association,
as Trustee, is incorporated herein by reference to Exhibit 4.1 to the Registrant's Form 8-K filed on March 15, 2005.

4.2	Twelfth Supplemental Indenture, dated August 26, 2010, between the Registrant and U.S. Bank Trust National Association, as
Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date: August 26, 2010

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of August 23, 2010.

4.1
Ninth Supplemental Indenture, dated as of March 11, 2005, between the Registrant and U.S. Bank Trust National Association, as Trustee, is incorporated herein by reference to Exhibit 4.1 to the Registrant's Form 8-K filed on March 15, 2005.

4.2	Twelfth Supplemental Indenture, dated August 26, 2010, between the Registrant and U.S. Bank Trust National Association, as Trustee.